Exhibit 99.2

DE NOVO LEGAL, LLC AND SUBSIDIARY

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AND ACCOMPANYING NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010

DE NOVO LEGAL, LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

AS OF SEPTEMBER 30, 2011 and 2010

(Dollars in thousands)

	September 30,	September 30,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$344	$1,331
Accounts receivable	18,984	10,428
Prepaid expenses and other current assets	2,039	688

Total current assets	21,367	12,447

Equipment, furniture and improvements, net of accumulated depreciation	3,537	2,783
Due from members	7,363	3,488
Other assets	378	226

TOTAL	$32,645	$18,944

LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$2,827	$1,336
Notes payable - bank	7,770	5,605
Equipment leases payable (current portion)	1,223	815

Total current liabilities	11,820	7,756

Deferred rent payable	59	103
Deferred income taxes	532	362
Equipment leases payable (less current portion included above)	1,277	674

Total liabilities	13,688	8,895

Commitments and contingencies

MEMBERS’ CAPITAL

De Novo Legal, LLC	16,681	9,186

Noncontrolling interest in subsidiary	2,276	863

Total members’ capital	18,957	10,049

TOTAL	$32,645	$18,944

See accompanying Notes to Condensed Consolidated Financial Statements.

DE NOVO LEGAL, LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010

(UNAUDITED)

(Dollars in thousands)

	2011		2010
Net service revenues		$47,369		$30,776

Direct cost of services		24,333		19,146

Gross profit		23,036		11,630

Expenses:
Payroll and payroll related	5,198		3,905
Rent, utilities, repairs and maintenance	1,485		1,371
Depreciation	1,270		562
Office expense	752		492
Insurance	432		385
Professional fees	398		338
Advertising, travel and entertainment	188		192
Other operating expenses	31		28
Bank fees	33		23
Interest	283		208

Total expenses		10,070		7,504

Income before income taxes and non controlling interest in subsidiary		12,966		4,126

Income tax expense		511		240

INCOME BEFORE NONCONTROLLING INTEREST IN SUBSIDIARY		12,455		3,886

Less: Net income attributable to noncontrolling interest in subsidiary		1,235		420

NET INCOME ATTRIBUTABLE TO DE NOVO LEGAL, LLC		$11,220		$3,466

See accompanying Notes to Condensed Consolidated Financial Statements.

DE NOVO LEGAL, LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 and 2010

(Dollars in thousands)

	2011	2010
Cash flows from operating activities:
Income before noncontrolling interest in subsidiary	$12,455	$3,886

Adjustments to reconcile results of operations to net cash effect of operating activities:
Depreciation expense	1,270	562
Deferred income taxes	—	(105)
Net change in asset and liability accounts:
Accounts receivable	(7,357)	(2,069)
Other assets	(149)	(15)
Prepaid expenses and other current assets	(940)	155
Accounts payable and accrued expenses	1,375	760
Net Cash provided by operating activities	6,654	3,174

Investing Activities
Purchase of fixed assets	(10)	(260)
Net Cash used by investing activities	(10)	(260)

Financing Activities
Distributions to members	(7,466)	(3,196)
Payments under capital lease obligations	(1,076)	(794)
Proceeds from bank note payable, net	1,925	2,325
Net Cash used by Financiang activities	(6,617)	(1,665)

Net increase in cash	27	1,249

Cash, beginning balance	317	82

Cash, ending balance	$344	$1,331

See accompanying Notes to Condensed Consolidated Financial Statements.

DE NOVO LEGAL, LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF MEMBERS’ CAPITAL (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 and 2010

(Dollars in thousands)

			Noncontrolling
		De Novo	Interest in
	Combined	Legal, LLC	Subsidiary

Members’ capital - January 1, 2010	$13,968	$12,927	$1,041

Net income	12,455	11,220	1,235

Less: distributions	(7,466)	(7,466)	—

Members’ capital - September 30, 2011	$18,957	$16,681	$2,276

			Noncontrolling
		De Novo	Interest in
	Combined	Legal, LLC	Subsidiary

Members’ capital - January 1, 2009	$9,359	$8,916	$443

Net income	3,886	3,466	420

Less: distributions	(3,196)	(3,196)	—

Members’ capital - September 30, 2010	$10,049	$9,186	$863

See accompanying Notes to Condensed Consolidated Financial Statements

De Novo Legal, LLC and Subsidiary

Notes to Condensed Consolidated Financial Statements

Unaudited

(Dollars in thousands)

Note A — Summary of Significant Accounting Policies

Operations

The condensed consolidated financial statements include the accounts of De Novo Legal, LLC and De Novo Legal Electronic Discovery, LLC, which is 85% owned by De Novo Legal, LLC and 15% owned by an individual member of De Novo Legal, LLC.  All significant intercompany transactions and balances have been eliminated in combination.  These unaudited financial statements should be read in conjunction with the consolidated financial statements and related notes included in the 2010 audited financial statements of De Novo Legal, LLC and Subsidiary.

De Novo Legal, LLC is in the business of providing temporary legal staffing to local and regional law firms and corporations in New York, Atlanta, Houston, San Francisco, Los Angeles, Boston and the District of Columbia.

De Novo Electronic Discovery, LLC is in the business of providing electronic discovery services which include processing and hosting legal data from two co-locations in Hawthorne, New York and San Jose, California.

Noncontrolling Interest in Subsidiary

The Company presents the 15% interest in De Novo Electronic Discovery, LLC, which is not directly owned by De Novo Legal, LLC, in accordance with the provisions of the Financial Accounting Standards Board’s Accounting Standards Codification Topic 810 — “Consolidation” which requires that the portion of net income attributable to noncontrolling interests for subsidiaries be presented separately as net income (loss) attributable to non controlling interests on the consolidated statement of operations, and the portion of the members’ equity of such subsidiaries be presented as noncontrolling interests on the consolidated balance sheet.

Revenue Recognition

Revenue is recognized when the services are performed and there are no significant uncertainties concerning collection of the related receivables.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents.  The Company maintains its cash balances at one financial institution.

Accounts Receivable

The Company extends credit based on a valuation of its clients’ financial condition.  Management believes that all accounts as of September 30, 2011 and 2010 are fully collectable.  Therefore, no allowance for doubtful accounts was deemed required as of September 30, 2011 or 2010.

Depreciation

Depreciation of equipment, furniture and leasehold improvements is computed on a straight-line basis for financial accounting purposes.  Leasehold improvements are amortized over the remaining life of the lease and equipment and furniture are depreciated over their estimated useful life.

Advertising

Advertising costs are expensed as incurred.  For the nine months ended September 30, 2011 and 2010, advertising expense was approximately $93 and $66 , respectively.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

NOTE B — Commitments and Contingencies

Rent

The Company’s principle premises are sublet from an unrelated party to October 31, 2011, at an annual rental of approximately $415 plus overtime charges.

In addition, the Company sublets or leases space from unrelated parties in various other locations.  See Note A for further discussion of Company locations.

Certain of the above-mentioned leases have rentals which increase over their term.  The rentals under these leases are recorded for financial accounting purposes on a straight-line basis.  As of September 30, 2011 and 2010, future rentals of approximately $59 and $103, respectively, have been reflected as a noncurrent liability in the attached balance sheets.  This noncurrent liability for rent payable will be reduced in future periods to the extent that the minimum rentals payable in those years exceeds the average net expense recorded on a straight-line basis.

Rent expense was approximately $1,311 and $1,239 for the nine months ended September 30, 2011 and 2010, respectively.

Software License Agreement

In December 2010, the Company entered into a software license agreement for a period of three years, commencing January 1, 2011, requiring a minimum annual payment of $680 plus monthly fees for usage in excess of stipulated amounts.  As of September 30, 2011, the Company has prepaid approximately $162 of the fee due under the license agreement.

NOTE C — Bank Loans Payable

Outstanding loans as of September 30, 2011 are comprised of borrowings under a $10,000 line of credit which expires in June 2012.  Borrowings are limited based on a defined borrowing base calculation.  The note bears interest at various interest rates linked to either the prime rate or LIBOR as defined at the dates of the various borrowings.  The weighted-average interest rate at September 30, 2011 was 3.78%.  The advances are collateralized by the Company’s assets not otherwise pledged.  The loans contain a subjective acceleration clause, which allows the bank to call the loans if a material adverse change occurs.

NOTE D — Equipment Leases Payable

The Company leases certain equipment under capital leases, with interest rates ranging from approximately 1.3% to 20.6% a year, payable in monthly install